--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.

--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JANUARY 31, 2001





                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

                Your Serious Money. Professionally Managed.(SM)

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO OF JAMES E. CONROY]
JAMES E. CONROY
PORTFOLIO MANAGER

[GRAPHIC] Classic Series

Semi-Annual Report . January 31, 2001

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

      JAMES E. CONROY

      James E. Conroy has more than 25 years of securities business experience and has been responsible for managing the Fund since 1991. Mr. Conroy holds a BA in Economics from Muhlenberg College.

      FUND OBJECTIVE

      Seeks high current income consistent with liquidity and preservation of capital by investing primarily in debt obligations issued by the U.S. government, its agencies or instrumentalities.

      FUND FACTS

      FUND INCEPTION
      -------------------
      September 4, 1984

      MANAGER TENURE
      -------------------
      10 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -------------------
      25 Years


            CLASS A   CLASS B   CLASS L
---------------------------------------
NASDAQ       SHMGX     MGVBX     SMGLX
---------------------------------------
INCEPTION   9/4/84    11/6/92   6/29/93
---------------------------------------


Average Annual Total Returns as of January 31, 2001


                  Without Sales Charges/(1)

                  Class A   Class B  Class

-------------------------------------------
Six-Months+          6.99%     6.70%   6.74

-------------------------------------------
One-Year            12.17     11.55   11.65

-------------------------------------------
Five-Year            5.76      5.21    5.30

-------------------------------------------
Ten-Year             7.02       N/A     N/A

-------------------------------------------
Since Inception++    8.23      5.72    5.13

-------------------------------------------

                   With Sales Charges/(2)/

                  Class A   Class B  Class

-------------------------------------------
Six-Months+          2.15%     2.20%   4.70

-------------------------------------------
One-Year             7.10      7.05    9.54

-------------------------------------------
Five-Year            4.79      5.05    5.09

-------------------------------------------
Ten-Year             6.54       N/A     N/A

-------------------------------------------
Since Inception++    7.93      5.72    5.00

-------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

            All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are September 4, 1984, November 6, 1992 and June 29, 1993, respectively.



What's Inside

A Message from the Chairman........  1
Shareholder Letter.................  2
Historical Performance.............  5
Fund at a Glance...................  8
Schedule of Investments............  9
Statement of Assets and Liabilities 10
Statement of Operations............ 11
Statements of Changes in Net Assets 12
Notes to Financial Statements...... 13
Financial Highlights............... 17

[LOGO OF SMITH BARNEY MUTUAL FUNDS]
Your Serious Money. Professionally Managed(SM)

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                           A MESSAGE FROM THE CHAIRMAN

                          [PHOTO OF HEATH B. McLENDON]

                               HEATH B. MCLENDON
                               CHAIRMAN

                               -----------------

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing. The stock market's volatility continues to make headlines, and we have seen some investors move more of their assets into bonds -- attracted by the steady stream of interest income.

In addition, many corporations continue to experience negative earnings pressure as business has slowed, inventories are being reduced and excess capacity weighs on margins. In January, the Fed reduced interest rates by cutting the federal funds rate/1/ ("fed funds rate") twice, for a total decrease of 1%. Even though recent economic indicators have hinted at a rising level of inflation, today's worsening financial environment would seem to suggest that the Fed may continue its course of easing interest rates. The problems that plagued a number of corporate bond issuers last year --especially in the high yield sector -- would appear to be well on their way to being worked out. While there are no guarantees, we believe that all these factors may serve to build a framework that could well lead to improved profitability and setting the stage for a possible recovery in the latter half of 2001.

The Smith Barney Managed Governments Fund ("Fund") seeks high current income consistent with liquidity and safety of capital by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
In selecting U.S. government debt obligations, portfolio manager Jim Conroy and his investment team focus on identifying what they believe to be undervalued sectors of the government securities and mortgage markets and adjust the Fund's portfolio positions to take advantage of new information. The manager also monitors spreads/2/ between U.S. Treasury and government agency or instrumentality issues that he believes may provide a yield advantage.

As the global economy strives to reach a new equilibrium, it has become more important than ever to choose an investment manager you trust. When you invest with Citigroup Asset Management, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

We thank you for entrusting us with the management of your assets.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

February 28, 2001

--------
1 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

--------
2 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


1    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Managed Governments Fund Inc. ("Fund") for the period ended January 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update
For the six months ended January 31, 2001, the Fund's Class A shares, without and with sales charges, returned 6.99% and 2.15%, respectively. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1 /returned 7.93% for the same period. During the period, the Fund distributed income dividends totaling $0.37 per Class A share. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks high current income consistent with liquidity and safety of capital. The Fund's portfolio consists principally of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"),/2/ Federal National Mortgage Association ("FNMA")/3 /and Federal Home Loan Mortgage Corporation ("FHLMC")./4/

We focus on investing in individual securities and sectors that we deem to be undervalued relative to the marketplace. More specifically, we determine sector and maturity weightings based on intermediate and long-term assessments of the bond market and relative value factors based on the outlook for interest rates. Moreover, we seek to uncover, through our research, sectors of the U.S. government and mortgage-backed securities markets deemed to be inefficient and adjust the Fund's portfolio to take advantage of any late breaking information.

As of January 31, 2001, the Fund's duration/5 /was 3.2 years. As of January 31, 2001, the Fund's investments in U.S. government and agency obligations stood at approximately 98% versus roughly 94% as of July 31, 2000.

Bond Market Update
As the new millennium dawned, fears of potential computer catastrophes were replaced with the prospects for continued prosperity, as measured by the buoyant hopes for the stock market. The newfound wealth enjoyed by many over the past few years fueled consumer spending to levels never seen before.

In 2000, many investors believed that the Federal Reserve Board's ("Fed's") tightening (i.e., 175 basis points since the beginning of 1999) was insufficient. However, the demise of many once promising dot-com companies and the hint of

--------
1 The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot directly invest in an index.
2 GNMA obligations are pass-through mortgage-backed securities consisting of a pool of residential mortgage loans. All payments of principal and interest are passed through to investors each month.
3 FNMA obligations are securities consisting mostly of mortgages backed by the Federal Housing Adminstration. These obligations also include some non-governmentally backed mortgages.
4 FHLMC are mortgage-backed securities, issued in minimum denominations of $25,000, that are packaged, guaranteed and sold by the Federal Home Loan Mortgage Corporation.
5 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.


2    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders
weaker corporate earnings began to negatively affect economic reports beginning in the late summer of 2000. The bond market took its cue from these events as interest rates declined, allowing short-term interest rates to fall below longer-term maturity fixed-income securities for the first time since mid January 2000. Suddenly, the Fed's inflationary bias was replaced at year-end 2000 with a weakening, culminating in a surprise 50 basis point reduction by the Fed in the federal funds rate ("fed funds rate")/6 /on January 3, 2001. At the scheduled January 31, 2001 Federal Open Market Committee meeting ("FOMC")/7/, policymakers lowered interest rates by an additional 50 basis points. We believe this rapid response by the Fed was deemed necessary since consumer and business confidence has continued to erode and rising energy prices have drained consumer purchasing power and added pressure on business profit margins.

The continued buyback of U.S. Treasuries (in light of their customary role as the hedging vehicle of choice for many investors) by the federal government during 2000 negatively impacted corporate bonds and, to a lesser degree, mortgage-backed securities.

The chart below shows the yields for various U.S. Treasuries during the period:

                        Yields from U.S. Treasuries/8/

                                              1/31/01 7/31/00
                                              ------  ------
                  3-month U.S. Treasury Bills   4.99%   6.21%
                  2-year U.S. Treasury Bills    4.57    6.28
                  5-year U.S. Treasury Notes    4.77    6.14
                  10-year Treasury Bonds        5.11    6.03
                  30-year Treasury Bonds        5.50    5.78

U.S. Government and Mortgage-Backed Securities Update
With respect to the U.S. government and mortgage-backed securities markets, it has been an eventful and in many ways unprecedented period. The U.S. Presidential election was ultimately settled in the courts and corporate bond spreads/9/ widened versus similar maturity U.S. Treasuries to unimaginable levels. As a silent backdrop, the Fed deliberated about the seeming trend toward weaker and weaker economic data. The bond market was virtually frozen by the magic of the CNN television network broadcasting unprecedented numbers of 'breaking news' in trading rooms throughout Wall Street.

During the latter part of the period, interest rates trended lower. Most of the movement was in U.S. Treasury securities with maturities 10 years and shorter. In our view, this action reflected market anticipation that the Fed would reverse its tightening bias. The yield curve's inversion/10 /(i.e., higher rates in short maturities versus long maturities) dating back to January 2000 changed during the period. In our opinion, this trend confirmed the bond market's conviction that the nation's central bank may have to act quicker than previously expected.

--------
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7 FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
8  Source: Bloomberg LLP.
9 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
10 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.


3    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

It was a two dimensional and volatile period for the Fund's U.S. government and mortgage-backed securities. During the period, the U.S. Treasury market steadily appreciated in value while the corporate bond market returns varied depending on yield spread widening.

Thank you for investing in the Smith Barney Managed Governments Fund Inc.

Sincerely,

/s/ James E. Conroy


James E. Conroy
Vice President and Investment Officer

February 28, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 9 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of January 31, 2001 and is subject to change.


4    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares

               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return      Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------
1/31/01         $12.03    $12.49     $0.37         $0.00      $0.00      6.99%+

--------------------------------------------------------------------------------
7/31/00          12.09     12.03      0.70          0.00       0.00       5.49

--------------------------------------------------------------------------------
7/31/99          12.73     12.09      0.72          0.00       0.00       0.58

--------------------------------------------------------------------------------
7/31/98          12.84     12.73      0.80          0.00       0.00       5.51

--------------------------------------------------------------------------------
7/31/97          12.27     12.84      0.82          0.00       0.00      11.80

--------------------------------------------------------------------------------
7/31/96          12.63     12.27      0.82          0.00       0.01       3.76

--------------------------------------------------------------------------------
7/31/95          12.50     12.63      0.74          0.00       0.04       7.67

--------------------------------------------------------------------------------
7/31/94          13.29     12.50      0.61          0.00       0.19       0.08

--------------------------------------------------------------------------------
7/31/93          12.88     13.29      0.66          0.23       0.00      10.43

--------------------------------------------------------------------------------
7/31/92          12.09     12.88      0.91          0.00       0.08      15.25

--------------------------------------------------------------------------------
7/31/91          12.13     12.09      0.98          0.00       0.11       9.02

--------------------------------------------------------------------------------
 Total                               $8.13         $0.23      $0.43

--------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                  $12.03 $12.49     $0.33         $0.00      $0.00      6.70%+

--------------------------------------------------------------------------------------
7/31/00                   12.09  12.03      0.64          0.00       0.00       4.91

--------------------------------------------------------------------------------------
7/31/99                   12.73  12.09      0.66          0.00       0.00       0.06

--------------------------------------------------------------------------------------
7/31/98                   12.84  12.73      0.73          0.00       0.00       4.99

--------------------------------------------------------------------------------------
7/31/97                   12.27  12.84      0.76          0.00       0.00      11.23

--------------------------------------------------------------------------------------
7/31/96                   12.63  12.27      0.76          0.00       0.01       3.24

--------------------------------------------------------------------------------------
7/31/95                   12.50  12.63      0.67          0.00       0.04       7.04

--------------------------------------------------------------------------------------
7/31/94                   13.29  12.50      0.56          0.00       0.17      (0.46)

--------------------------------------------------------------------------------------
Inception* -- 7/31/93     12.64  13.29      0.41          0.16       0.00      9.92+

--------------------------------------------------------------------------------------
 Total                                     $5.52         $0.16      $0.22

--------------------------------------------------------------------------------------


5    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                  $12.03 $12.49     $0.34         $0.00      $0.00      6.74%+

--------------------------------------------------------------------------------------
7/31/00                   12.09  12.03      0.65          0.00       0.00       5.00

--------------------------------------------------------------------------------------
7/31/99                   12.73  12.09      0.67          0.00       0.00       0.15

--------------------------------------------------------------------------------------
7/31/98                   12.84  12.73      0.74          0.00       0.00       5.07

--------------------------------------------------------------------------------------
7/31/97                   12.27  12.84      0.76          0.00       0.00      11.26

--------------------------------------------------------------------------------------
7/31/96                   12.63  12.27      0.76          0.00       0.01       3.25

--------------------------------------------------------------------------------------
7/31/95                   12.50  12.63      0.67          0.00       0.04       7.04

--------------------------------------------------------------------------------------
7/31/94                   13.29  12.50      0.56          0.00       0.17      (0.46)

Inception* -- 7/31/93     13.18  13.29      0.03          0.02       0.00      1.25+

--------------------------------------------------------------------------------------
 Total                                     $5.18         $0.02      $0.22

--------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain    Return      Total
Period Ended          of Period Period Dividends Distributions of Capital Returns/(1)/

--------------------------------------------------------------------------------------
1/31/01                  $12.03 $12.49     $0.39         $0.00      $0.00      7.18%+

--------------------------------------------------------------------------------------
7/31/00                   12.10  12.03      0.75          0.00       0.00       5.79

--------------------------------------------------------------------------------------
7/31/99                   12.74  12.10      0.77          0.00       0.00       0.92

--------------------------------------------------------------------------------------
7/31/98                   12.84  12.74      0.84          0.00       0.00       5.94

--------------------------------------------------------------------------------------
7/31/97                   12.27  12.84      0.86          0.00       0.00      12.16

--------------------------------------------------------------------------------------
Inception* -- 7/31/96     12.86  12.27      0.44          0.00       0.01     (1.10)+

--------------------------------------------------------------------------------------
 Total                                     $4.05         $0.00      $0.01

--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


6    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y

           ----------------------------------------------------------
           Six Months Ended 1/31/01+    6.99%   6.70%   6.74%   7.18%

           ----------------------------------------------------------
           Year Ended 1/31/01          12.17   11.55   11.65   12.58

           ----------------------------------------------------------
           Five Years Ended 1/31/01     5.76    5.21    5.30     N/A

           ----------------------------------------------------------
           Ten Years Ended 1/31/01      7.02     N/A     N/A     N/A

           ----------------------------------------------------------
           Inception* through 1/31/01   8.23    5.72    5.13    6.13

           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class Y

           ----------------------------------------------------------
           Six Months Ended 1/31/01+    2.15%   2.20%   4.70%   7.18%

           ----------------------------------------------------------
           Year Ended 1/31/01           7.10    7.05    9.54   12.58

           ----------------------------------------------------------
           Five Years Ended 1/31/01     4.79    5.05    5.09     N/A

           ----------------------------------------------------------
           Ten Years Ended 1/31/01      6.54     N/A     N/A     N/A

           ----------------------------------------------------------
           Inception* through 1/31/01   7.93    5.72    5.00    6.13

           ----------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/

        ---------------------------------------------------------------
        Class A (1/31/91 through 1/31/01)                       97.17%

        ---------------------------------------------------------------
        Class B (Inception* through 1/31/01)                    58.15

        ---------------------------------------------------------------
        Class L (Inception* through 1/31/01)                    46.21

        ---------------------------------------------------------------
        Class Y (Inception* through 1/31/01)                    34.48

        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


7    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Smith Barney Managed Governments Fund Inc. at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper, Inc. U. S. Mortgage Securities Bond Fund Average+

-------------------------------------------------------------------------------
                          January 1991 -- January 2001

                                     [GRAPH]

                                     LIPPER INC.,
               SMITH BARNEY         U.S. MORTGAGE
                  MANAGED            SECURITIES         LEHMAN BROTHERS
                GOVERNMENTS           BOND FUND        GOVERNMENT BOND
                 FUND INC.             AVERAGE              INDEX
1/91             $ 9,554               $10,000             $10,000
7/91             $ 9,883               $10,437             $10,366
7/92             $11,391               $11,816             $11,947
7/93             $12,578               $12,817             $13,238
7/94             $12,588               $12,562             $13,220
7/95             $13,554               $13,660             $15,529
7/96             $14,062               $14,336             $16,331
7/97             $15,727               $15,776             $17,992
7/98             $16,594               $16,765             $19,495
7/99             $16,690               $17,035             $20,030
7/00             $17,607               $17,959             $21,268
1/01             $18,837               $19,316             $22,954

+ Hypothetical illustration of $10,000 invested in Class A shares on January
  31, 1991, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper, Inc. U.S. Mortgage Securities Bond Fund Average is composed of the Fund's peer group of mutual funds (64 funds as of January 31, 2001) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.
                             Investment Breakdown*




[GRAPH]



35.2%  GNMA

 2.3%  Repurchase Agreement

60.4%  FNMA

 2.1%  U.S. Treasuries


* As a percentage of total investments. These holdings are as of January 31, 2001 and are subject to change.


U.S. Treasury Securities are debt obligations of the United States Government.They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

 8 Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                           January 31, 2001



    FACE
   AMOUNT                                                 SECURITY                                                  VALUE

--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 97.7%
$ 15,000,000 U.S. Treasury Strip, zero coupon bond to yield 6.239% due 11/15/09                                  $  9,352,950
       3,099 Federal Home Loan Mortgage Corporation (FHLMC), 5.500% due 5/1/13                                          3,041
             Federal National Mortgage Association (FNMA):
  30,517,634  6.000% due 6/1/15+                                                                                   30,355,280
  21,761,459  6.500% due 11/1/15+                                                                                  21,938,163
  12,831,706  7.000% due 11/1/15+                                                                                  13,072,301
  45,439,843  6.000% due 10/1/29+                                                                                  44,459,706
 110,853,875  6.500% due 11/1/30+                                                                                 110,368,366
  44,442,646  7.000% due 11/1/30+                                                                                  44,942,626
             Government National Mortgage Association I (GNMA):
  11,734,989  8.500% due 4/15/30+                                                                                  12,226,333
  35,430,960  8.000% due 5/15/30+                                                                                  36,648,965
  60,296,885  7.500% due 10/15/30+                                                                                 61,879,679
  42,995,998  7.000% due 1/15/31+                                                                                  43,654,267
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $415,857,849)                                                                               428,901,677

--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
  10,273,000 Goldman, Sachs & Co., 5.630% due 2/1/01; Proceeds at maturity -- $10,274,607; (Fully collateralized by U.S. Treasury Notes and Bonds, 5.500% to 13.750% due 5/15/01 to 2/15/28; Market
               value -- $10,478,466) (Cost -- $10,273,000)                                                         10,273,000

--------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $426,130,849*)                                                                             $439,174,677

--------------------------------------------------------------------------------------------------------------------------------

+ Date shown represents the last in range of maturity dates of mortgage certificates owned.
* Aggregate cost for Federal income tax purposes is substantially the same.



                      See Notes to Financial Statements.



9    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)               January 31, 2001

ASSETS:
      Investments, at value (Cost -- $426,130,849)                      $439,174,677
      Interest receivable                                                    855,024
      Receivable for Fund shares sold                                        307,513

-------------------------------------------------------------------------------------
      Total Assets                                                       440,337,214

-------------------------------------------------------------------------------------
LIABILITIES:
      Investment advisory fees payable                                       167,363
      Distribution fees payable                                              102,975
      Administration fees payable                                             74,384
      Payable for Fund shares purchased                                       29,698
      Other liabilities                                                      955,737
      Accrued expenses                                                       164,579

-------------------------------------------------------------------------------------
      Total Liabilities                                                    1,494,736

-------------------------------------------------------------------------------------
Total Net Assets                                                        $438,842,478

-------------------------------------------------------------------------------------
NET ASSETS:
      Par value of capital shares                                       $     35,137
      Capital paid in excess of par value                                466,282,373
      Undistributed net investment income                                    222,396
      Accumulated net realized loss from security transactions           (40,741,256)
      Net unrealized appreciation of investments                          13,043,828

-------------------------------------------------------------------------------------
Total Net Assets                                                        $438,842,478

-------------------------------------------------------------------------------------
Shares Outstanding:
      Class A                                                             21,835,375
      Class B                                                              2,804,101
      Class L                                                                353,178
      Class Y                                                             10,144,409
Net Asset Value:
      Class A (and redemption price)                                          $12.49
      Class B *                                                               $12.49
      Class L **                                                              $12.49
      Class Y (and redemption price)                                          $12.49
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.71% of net asset value per share)       $13.08
      Class L (net asset value plus 1.01% of net asset value per share)       $12.62

-------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



 10    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended January 31, 2001



INVESTMENT INCOME:
   Interest                                                                     $ 15,263,567

---------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                                 983,467
   Distribution fees (Note 2)                                                        492,863
   Administration fees (Note 2)                                                      437,097
   Shareholder and system servicing fees                                             119,144
   Registration fees                                                                  34,714
   Audit and legal                                                                    31,068
   Shareholder communications                                                         29,454
   Directors' fees                                                                    24,839
   Custody                                                                            12,629
   Other                                                                               3,526

---------------------------------------------------------------------------------------------
   Total Expenses                                                                  2,168,801

---------------------------------------------------------------------------------------------
Net Investment Income                                                             13,094,766

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         425,744,434
     Cost of securities sold                                                     425,649,616

---------------------------------------------------------------------------------------------
   Net Realized Gain                                                                  94,818

---------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of period                                                          (3,240,452)
     End of period                                                                13,043,828

---------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                        16,284,280

---------------------------------------------------------------------------------------------
Net Gain on Investments                                                           16,379,098

---------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $ 29,473,864

---------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.



 11    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended January 31, 2001 (unaudited) and the Year Ended July 31, 2000

                                                                       2001           2000

-----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $ 13,094,766  $  28,549,331
   Net realized gain (loss)                                              94,818    (12,905,349)
   Increase in net unrealized appreciation                           16,284,280      9,018,252

-----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                            29,473,864     24,662,234

-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (13,145,081)   (27,451,935)

-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders        (13,145,081)   (27,451,935)

-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                  47,276,860     71,123,701
   Net asset value of shares issued for reinvestment of dividends     6,147,878     13,149,987
   Cost of shares reacquired                                        (65,158,200)  (153,000,295)

-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions              (11,733,462)   (68,726,607)

-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     4,595,321    (71,516,308)

NET ASSETS:
   Beginning of period                                              434,247,157    505,763,465

-----------------------------------------------------------------------------------------------
   End of period*                                                  $438,842,478  $ 434,247,157

-----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $222,396       $272,711

-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



 12    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion.This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended January 31, 2001, the Fund paid transfer agent fees of $109,867 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which


 13    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders
applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2001, SSB received sales charges of approximately $106,000 and $4,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $28,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2001, total Distribution Plan fees incurred were:

                                                    Class A  Class B  Class L

-----------------------------------------------------------------------------
Distribution Plan Fees                              $340,868 $137,875 $14,120

-----------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases                                                        $424,864,988
-----------------------------------------------------------------------------
Sales                                                             425,744,434

-----------------------------------------------------------------------------

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


Gross unrealized appreciation                                    $13,061,453
Gross unrealized depreciation                                        (17,625)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $13,043,828

-----------------------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 2000, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $27,919,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                              2003        2004       2008

-----------------------------------------------------------------------------
Carryforward Amounts                       $10,207,000 $3,598,000 $14,114,000

-----------------------------------------------------------------------------

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 2001, the Fund did not enter into any reverse repurchase agreements.


 14    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2001, the Fund held no purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended January 31, 2001, the Fund did not enter into any written covered call or put option contracts.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2001, the Fund held no open futures contracts.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At January 31, 2001, the Fund held no TBA securities.



 15    Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report
                                to Shareholders

10. Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At January 31, 2001, the Fund held no open dollar roll transactions.

11. Capital Shares

At January 31, 2001, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At January 31, 2001, total paid-in capital amounted to the following for each class:

                              Class A        Class B     Class L       Class Y

----------------------------------------------------------------------------------
Total Paid-in Capital       $326,675,239    $9,533,091  $4,335,694   $125,773,486

----------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                  Six Months Ended              Year Ended
                                  January 31, 2001            July 31, 2000
                              ------------------------- --------------------------
                                Shares       Amount       Shares        Amount

----------------------------------------------------------------------------------
Class A
Shares sold                    3,057,012  $ 37,453,279   4,169,302  $  50,066,100
Shares issued on reinvestment    446,834     5,462,698     949,738     11,415,627
Shares reacquired             (4,165,042)  (51,014,994) (9,239,118)  (111,008,735)

----------------------------------------------------------------------------------
Net Decrease                    (661,196) $ (8,099,017) (4,120,078) $ (49,527,008)

----------------------------------------------------------------------------------
Class B
Shares sold                      253,591  $  3,108,832     424,669  $   5,119,735
Shares issued on reinvestment     49,465       604,649     131,489      1,581,073
Shares reacquired               (783,171)   (9,570,322) (2,351,019)   (28,232,093)

----------------------------------------------------------------------------------
Net Decrease                    (480,115) $ (5,856,841) (1,794,861) $ (21,531,285)

----------------------------------------------------------------------------------
Class L
Shares sold                       65,752  $    810,023     117,782  $   1,408,937
Shares issued on reinvestment      6,584        80,531      12,753        153,287
Shares reacquired                (41,617)     (510,364)   (180,705)    (2,174,927)

----------------------------------------------------------------------------------
Net Increase (Decrease)           30,719  $    380,190     (50,170) $    (612,703)

----------------------------------------------------------------------------------
Class Y
Shares sold                      481,310  $  5,904,726   1,209,411  $  14,528,929
Shares reacquired               (333,191)   (4,062,520)   (966,947)   (11,584,540)

----------------------------------------------------------------------------------
Net Increase                     148,119  $  1,842,206     242,464  $   2,944,389

----------------------------------------------------------------------------------


16   Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended July 31, except where noted:

Class A Shares                                2001/(1)(2)/     2000/(2)/     1999/(2)/      1998         1997/(2)/      1996/(2)/

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.03           $12.09        $12.73        $12.84        $12.27         $12.63

---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.37             0.73          0.65          0.75          0.80           0.81
 Net realized and unrealized gain (loss)       0.46            (0.09)        (0.57)        (0.06)         0.59          (0.34)

---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.83             0.64          0.08          0.69          1.39           0.47

---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.37)           (0.70)        (0.72)        (0.80)        (0.82)         (0.82)
 Capital                                         --               --            --            --            --          (0.01)

---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.37)           (0.70)        (0.72)        (0.80)        (0.82)         (0.83)

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.49           $12.03        $12.09        $12.73        $12.84         $12.27

---------------------------------------------------------------------------------------------------------------------------------
Total Return                                 6.99%++            5.49%         0.58%         5.51%        11.80%          3.76%

---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $272,698         $270,599      $321,860      $374,109      $414,571      $ 454,679

---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        5.93%+            6.05%         5.18%         5.78%         6.43%          6.46%
 Interest expense                                --               --            --          0.13          0.22           0.47
 Other expenses                               1.04+             1.05          1.04          1.03          1.01           1.04
 Total expenses                               1.04+             1.05          1.04          1.16          1.23           1.51

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          99%             173%          205%          363%          121%           275%

---------------------------------------------------------------------------------------------------------------------------------

Class B Shares                                2000/(1)(2)/     2000/(2)/     1999/(2)/     1998/(2)/     1997/(2)/      1996/(2)/

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.03           $12.09        $12.73        $12.84        $12.27         $12.63

---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.33             0.66          0.59          0.67          0.74           0.75
 Net realized and unrealized gain (loss)       0.46            (0.08)        (0.57)        (0.05)         0.59          (0.34)

---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.79             0.58          0.02          0.62          1.33           0.41

---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.33)           (0.64)        (0.66)        (0.73)        (0.76)         (0.76)
 Capital                                         --               --            --            --            --          (0.01)

---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.33)           (0.64)        (0.66)        (0.73)        (0.76)         (0.77)

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.49           $12.03        $12.09        $12.73        $12.84         $12.27

---------------------------------------------------------------------------------------------------------------------------------
Total Return                                 6.70%++            4.91%         0.06%         4.99%        11.23%          3.24%

---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $35,022          $39,499       $61,391       $73,905       $96,747       $110,724

---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        5.43%+            5.52%         4.64%         5.27%         5.91%          5.94%
 Interest expense                                --               --            --          0.13          0.22           0.47
 Other expenses                               1.55+             1.58          1.57          1.56          1.53           1.56
 Total expenses                               1.55+             1.58          1.57          1.69          1.75           2.03

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          99%             173%          205%          363%          121%           275%

---------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of total return for the year.
+   Annualized.


17   Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, except where noted:

Class L Shares                                2001/(1)(2)/     2000/(2)/     1999/(2)/    1998/(2)(3)/    1997/(2)/    1996/(2)/

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.03           $12.09        $12.73       $12.84          $12.27       $12.63

-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.34             0.67          0.61         0.67            0.74         0.75
 Net realized and unrealized gain (loss)       0.46            (0.08)        (0.58)       (0.04)           0.59        (0.34)

-------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.80             0.59          0.03         0.63            1.33         0.41

-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.34)           (0.65)        (0.67)       (0.74)          (0.76)       (0.76)
 Capital                                         --               --            --           --              --        (0.01)

-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.34)           (0.65)        (0.67)       (0.74)          (0.76)       (0.77)

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.49           $12.03        $12.09       $12.73          $12.84       $12.27

-------------------------------------------------------------------------------------------------------------------------------
Total Return                                 6.74%++            5.00%         0.15%        5.07%          11.26%        3.25%

-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $4,411           $3,879        $4,505       $2,811          $1,866       $1,238

-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        5.49%+            5.60%         4.76%        5.28%           6.01%        5.99%
 Interest expense                                --               --            --         0.13            0.22         0.47
 Other expenses                               1.48+             1.51          1.48         1.49            1.46         1.49
 Total expenses                               1.48+             1.51          1.48         1.62            1.68         1.96

-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          99%             173%          205%         363%            121%         275%

-------------------------------------------------------------------------------------------------------------------------------

Class Y Shares                                2001/(1)(2)/     2000/(2)/     1999/(2)/     1998           1997/(2)/    1996/(2)(4)/

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.03           $12.10        $12.74       $12.84          $12.27       $12.86

-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.39             0.77          0.70         0.80            0.84         0.35
 Net realized and unrealized gain (loss)       0.46            (0.09)        (0.57)       (0.06)           0.59        (0.49)

-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.85             0.68          0.13         0.74            1.43        (0.14)

-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        (0.39)           (0.75)        (0.77)       (0.84)          (0.86)       (0.44)
 Capital                                         --               --            --           --              --        (0.01)

-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.39)           (0.75)        (0.77)       (0.84)          (0.86)       (0.45)

-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.49           $12.03        $12.10       $12.74          $12.84       $12.27

-------------------------------------------------------------------------------------------------------------------------------
Total Return                                 7.18%++            5.79%         0.92%        5.94%          12.16%     (1.10)%++

-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $126,711         $120,270      $118,007      $90,761         $85,194      $27,215

-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        6.27%+            6.40%         5.54%        6.10%           6.82%       6.62%+
 Interest expense                                --               --            --         0.13            0.22        0.47+
 Other expenses                               0.70+             0.71          0.70         0.69            0.62        0.78+
 Total expenses                               0.70+             0.71          0.70         0.82            0.84        1.25+

-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          99%             173%          205%         363%            121%         275%

-------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from February 7, 1996 (inception date) to July 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



18   Smith Barney Managed Governments Fund Inc.   |  2001 Semi-Annual Report to
                                 Shareholders

                     (This page intentionally left blank.)

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



            DIRECTORS                   INVESTMENT ADVISOR
            Herbert Barg                SSB Citi Fund Management LLC
            Alfred J. Bianchetti
            Martin Brody                DISTRIBUTOR
            Dwight B. Crane             Salomon Smith Barney Inc.
            Burt N. Dorsett
            Elliot S. Jaffe             CUSTODIAN
            Stephen E. Kaufman          PFPC Trust Company
            Joseph J. McCann
            Heath B. McLendon, Chairman TRANSFER AGENT
            Cornelius C. Rose, Jr.      Citi Fiduciary Trust Company
                                        125 Broad Street, 11th Floor
            OFFICERS                    New York, New York 10004
            Heath B. McLendon
            President and               SUB-TRANSFER AGENT
            Chief Executive Officer     PFPC Global Fund Services
                                        P.O. Box 9699
            Lewis E. Daidone            Providence, Rhode Island
            Senior Vice President       02940-9699
            and Treasurer

            James E. Conroy
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 388 Greenwich Street, MF-2
 New York, New York 10013

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


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A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
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